Employee benefit expense	12 Months Ended
Dec. 31, 2023
Classes of employee benefits expense [abstract]
Employee benefit expense
5.7 Employee benefit expense
Employee benefit expenses include the following:

	Year ended December 31,
in € thousand	2023	2022	2021
Salaries	55,793	57,272	47,717
Social security contributions	14,359	(3,035)	35,923
Share-based compensation expense	6,276	(5,215)	14,678
Training and education	1,292	840	603
Other employee benefits	1,553	1,317	1,091
TOTAL EMPLOYEE BENEFIT EXPENSE	79,273	51,178	100,012
In the year ended December 31, 2022, the social security contributions included an income of €23.2 million resulting from the release of the provision of employer contribution charges on share-based payment programs due to the reduction in the share price.
During 2023, the Group had an average of 684 employees (2022: 778 employees, 2021: 722 employees).